                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                    FORM 8-K
                                 _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  November 18, 1999



                                Friedman's Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                       0-22356                  58-20583
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                              4 West State Street
                            Savannah, Georgia  31401
                    (Address of principal executive offices)

                                  912-233-9333
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.

5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Friedman's Inc. for the quarter and fiscal year ended September 30, 1999, and forward-looking statements relating to fiscal year 2000 as presented in a press release dated as of November 18, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits:

99.1 Financial information for Friedman's Inc. for the quarter and fiscal year ended September 30, 1999 and forward looking statements relating to fiscal year 2000.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Friedman's Inc.
                                     (Registrant)



Date: November 24, 1999              By: /s/ Victor M. Suglia
                                         ------------------------
                                         Victor M. Suglia
                                         Senior Vice President,
                                         Chief Financial Officer,
                                         Treasurer and Secretary



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